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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2004

FOREST OIL CORPORATION
(Exact name of registrant as specified in charter)

New York (State or other juris- diction of incorporation)	1-13515 (Commission file number)	25-0484900 (IRS Employer Identification No.)
1600 Broadway, Suite 2200, Denver, Colorado 80202 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 303.812.1400

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)
Exhibits.

Exhibit	Description
99.1	Forest Oil Corporation press release dated August 4, 2004, entitled "Forest Oil Announces Record Second Quarter EBITDA. Production Increases 11% Year Over Year and 4% Sequentially."

Item 9. and Item 12. Regulation FD Disclosure; Results of Operations and Financial Condition.

        On August 4, 2004, we issued a press release with respect to our second quarter 2004 results, and provided an operational project update and updated 2004 guidance. The press release is furnished as Exhibit 99.1 to this Current Report and incorporated by reference herein.

        In accordance with General Instruction B.2. and B.6. of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION (Registrant)
Dated: August 5, 2004	By	/s/ NEWTON W. WILSON III Newton W. Wilson III Senior Vice President— General Counsel and Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description
99.1	Forest Oil Corporation press release dated August 4, 2004, entitled "Forest Oil Announces Record Second Quarter EBITDA. Production Increases 11% Year Over Year and 4% Sequentially."

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. and Item 12. Regulation FD Disclosure; Results of Operations and Financial Condition.
SIGNATURES
  INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K